ABN Amro Bank N.V. OTC Derivative Operations 199 Bishopsgate, London EC2M 3XW United Kingdom Tel:+44 20 7678 8000 Fax:+44 20 7857 9428/30

1. OUTWARD CONFIRMATION - VANILLA RATES

A.	VANILLA RATES CONFIRMATION AUDIT SHEET

TODAYS DATE:	June 27, 2007
TRADE DATE:	June 27, 2007
INFINITY REFERENCE:
DEVON REFERENCE:
DOCUMENT STATUS:	NEW
PREPARED & CHECKED BY:
CHECKED BY:
ADDITIONAL INFORMATION:
DEVON CONFIRMATION STATUS AUDIT:
CONFIRMATION DISPATCH & DEVON CONFIRMATION STATUS CHANGE PERFORMED:

ABN Amro Bank N.V. OTC Derivative Operations 199 Bishopsgate, London EC2M 3XW United Kingdom Tel:+44 20 7678 8000 Fax:+44 20 7857 9428/30

DATE:	June 29, 2007

TO:	Supplemental Interest Trust,
Lehman XS Trust, Series 2007-10H
Mortgage Pass-Through Certificates, Series 2007-10H
c/o LaSalle Bank National Association
135 S. LaSalle Street, Suite 1511
Chicago, IL 60603
Attention: Global Securities and Trust Services - LXS 2007-10H
("Party B")

FROM:	ABN AMRO BANK N.V.
199 Bishopsgate,
London EC2M 3XW,
United Kingdom
Attention: Fixed Income Derivatives Documentation
Telex: 887366 Answerback: ABNALN G
Fax: 44 20 7857 9428
Telephone: 44 20 7678 3311
Electronic Messaging System Details: Swift ABNA GB 2L
("Party A")
RE:	Group 1 Interest Rate Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of June 29, 2007, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

ABN Amro Bank N.V. OTC Derivative Operations 199 Bishopsgate, London EC2M 3XW United Kingdom Tel:+44 20 7678 8000 Fax:+44 20 7857 9428/30

1.	The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms
Trade Date:	June 27, 2007
Effective Date:	July 25, 2007, subject to adjustment in accordance with the Following Business Day Convention
Termination Date:	June 25, 2012, subject to adjustment in accordance with the Following Business Day Convention
Notional Amount:	See Amortization Schedule, Schedule A
Fixed Amounts:
Fixed Rate Payer:	Party B
Fixed Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on August 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.
Fixed Rate	See Amortization Schedule, Schedule A
Fixed Rate Day Count Fraction:	Actual/360
Floating Amounts:
Floating Rate Payer:	Party A
Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on August 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One month

ABN Amro Bank N.V. OTC Derivative Operations 199 Bishopsgate, London EC2M 3XW United Kingdom Tel:+44 20 7678 8000 Fax:+44 20 7857 9428/30

	Spread:	None
	Floating Rate Day Count Fraction:	Actual/360
	Reset Dates:	The first day of each Calculation Period.
	Compounding:	Inapplicable
Business Days:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office is located or (2) the States of New York, Colorado or Illinois are closed.

Floating Rate Payer Upfront Payment:
USD $2,406,500; Party A shall pay to Lehman Brothers Holdings Inc. (for the benefit of Party B) the Floating Rate Payer Upfront Payment and the payments due on the same date under confirmation Ref No. 6705480 (each between Party A and Party B) is reflected in the net amount of $2,080,000 payable to Lehman Brothers Holdings Inc. (for the benefit of Party B) by Party A under this Confirmation.

2.	Procedural Terms:
	Calculation Agent:	Party A
	Offices:	The Office of Party A for this Swap Transaction is London.
Account Details:
	Payments to Party A:	ABN AMRO Bank N.V., New York, ABNAUS33 CHIPS 007535 ABA No. 026009580 A/C Name: ABN Amro Bank N.V., London A/C No. 661001036741 Ref. DCM
	Payments to Party B:	LaSalle Bank, N.A. ABA# 071-000-505 LaSalle CHGO/CTR/BNF:/LASALLE TRUST A/C# 724855.2

ABN Amro Bank N.V. OTC Derivative Operations 199 Bishopsgate, London EC2M 3XW United Kingdom Tel:+44 20 7678 8000 Fax:+44 20 7857 9428/30

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to ABN AMRO Bank N.V. to the attention of Derivatives Documentation Unit:

Fax Number               :0044 207 8579428/9430
Telephone Number  :0044 207 6783311/3196

ABN AMRO BANK N.V., LONDON BRANCH

By:  /s/ Robert Furlong
Authorized Signatory

By:  /s/ Stuart Ware-Lane
Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

LASALLE BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST, LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-10H

By:  /s/ Susan L. Feld
Name: Susan L. Feld
Title: Vice President

ABN Amro Bank N.V. OTC Derivative Operations 199 Bishopsgate, London EC2M 3XW United Kingdom Tel:+44 20 7678 8000 Fax:+44 20 7857 9428/30

SCHEDULE A to the Confirmation dated as of June 29, 2007,
Re: Reference Number 6705695

Amortization Schedule, *subject to adjustment in accordance with the Following Business Day Convention

ABN Amro Bank N.V. OTC Derivative Operations 199 Bishopsgate, London EC2M 3XW United Kingdom Tel:+44 20 7678 8000 Fax:+44 20 7857 9428/30

Calculation Period in respect of the Payment Date scheduled to occur on*:	Notional Amount (USD)	Fixed Rate (%)
8/27/2007	634,080,274	5.432
9/25/2007	611,643,921	5.452
10/25/2007	590,000,880	5.440
11/26/2007	569,123,117	5.438
12/26/2007	548,983,588	5.439
1/25/2008	529,556,205	5.455
2/25/2008	510,815,799	5.458
3/25/2008	492,738,094	5.458
4/25/2008	475,299,669	5.445
5/27/2008	458,477,930	5.438
6/25/2008	442,251,082	5.432
7/25/2008	393,782,862	5.426
8/25/2008	377,106,662	5.426
9/25/2008	361,340,315	5.427
10/27/2008	346,232,765	5.433
11/25/2008	331,756,497	5.440
12/26/2008	317,885,147	5.446
1/26/2009	304,593,447	5.456
2/25/2009	291,857,187	5.464
3/25/2009	279,606,748	5.471
4/27/2009	267,914,698	5.477
5/26/2009	256,711,271	5.485
6/25/2009	245,798,654	5.493
7/27/2009	197,821,319	5.498
8/25/2009	188,178,916	5.506
9/25/2009	179,006,302	5.515
10/26/2009	170,280,598	5.524
11/25/2009	161,980,037	5.533
12/28/2009	154,083,913	5.542
1/25/2010	146,572,529	5.550
2/25/2010	139,427,143	5.559
3/25/2010	132,629,931	5.567
4/26/2010	126,163,934	5.576
5/25/2010	119,996,285	5.585
6/25/2010	113,943,497	5.594
7/26/2010	108,145,869	5.603
8/25/2010	102,873,044	5.613
9/27/2010	97,857,178	5.623
10/25/2010	93,085,755	5.632
11/26/2010	88,546,865	5.642
12/27/2010	84,229,182	5.650
1/25/2011	80,121,930	5.658
2/25/2011	76,214,857	5.666
3/25/2011	72,498,211	5.673
4/25/2011	68,962,715	5.679
5/25/2011	65,599,543	5.685
6/27/2011	62,400,300	5.691
7/25/2011	59,356,999	5.698
8/25/2011	56,462,042	5.706
9/26/2011	53,708,203	5.713
10/25/2011	51,088,604	5.721
11/25/2011	48,596,705	5.728
12/27/2011	46,083,382	5.735

ABN Amro Bank N.V. OTC Derivative Operations 199 Bishopsgate, London EC2M 3XW United Kingdom Tel:+44 20 7678 8000 Fax:+44 20 7857 9428/30

Calculation Period in respect of the Payment Date scheduled to occur on*:	Notional Amount (USD)	Fixed Rate (%)
1/25/2012	43,763,400	5.742
2/27/2012	41,592,855	5.748
3/26/2012	39,471,676	5.754
4/25/2012	37,533,695	5.760
5/25/2012	26,857,476	5.766
6/25/2012	14,253,519	5.771

ABN Amro Bank N.V. OTC Derivative Operations 199 Bishopsgate, London EC2M 3XW United Kingdom Tel:+44 20 7678 8000 Fax:+44 20 7857 9428/30

1. OUTWARD CONFIRMATION - VANILLA RATES

A.	VANILLA RATES CONFIRMATION AUDIT SHEET

TODAYS DATE:	June 27, 2007
TRADE DATE:	June 27, 2007
MUREX REFERENCE:
DEVON REFERENCE:
DOCUMENT STATUS:	NEW
PREPARED & CHECKED BY:
CHECKED BY:
ADDITIONAL INFORMATION:
DEVON CONFIRMATION STATUS AUDIT:
CONFIRMATION DISPATCH & DEVON CONFIRMATION STATUS CHANGE PERFORMED:

ABN Amro Bank N.V. OTC Derivative Operations 199 Bishopsgate, London EC2M 3XW United Kingdom Tel:+44 20 7678 8000 Fax:+44 20 7857 9428/30

DATE:	June 29, 2007

TO:	Supplemental Interest Trust,
Lehman XS Trust, Series 2007-10H
Mortgage Pass-Through Certificates, Series 2007-10H
c/o LaSalle Bank National Association
135 S. LaSalle Street, Suite 1511
Chicago, IL 60603
Attention: Global Securities and Trust Services - LXS 2007-10H
("Party B")

FROM:	ABN AMRO BANK N.V.
199 Bishopsgate,
London EC2M 3XW,
United Kingdom
Attention: Fixed Income Derivatives Documentation
Telex: 887366 Answerback: ABNALN G
Fax: 44 20 7857 9428
Telephone: 44 20 7678 3311
Electronic Messaging System Details: Swift ABNA GB 2L
("Party A")

RE:	Group 1 Interest Rate Cap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of June 29, 2007, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

ABN Amro Bank N.V. OTC Derivative Operations 199 Bishopsgate, London EC2M 3XW United Kingdom Tel:+44 20 7678 8000 Fax:+44 20 7857 9428/30

1.	The Cap Transaction to which this Confirmation relates is a Rate Cap Transaction, the terms of which are as follow:

General Terms
Trade Date:	June 27, 2007
Effective Date:	June 25, 2008, subject to adjustment in accordance with the Following Business Day Convention
Termination Date:	June 25, 2012, subject to adjustment in accordance with the Following Business Day Convention
Notional Amount:	See Amortization Schedule, Schedule A
Fixed Amounts:
Fixed Rate Payer:	Lehman Brothers Holdings Inc. on behalf of Party B.
Fixed Amount:
USD $326,500; Lehman Brothers Holdings Inc. (for the benefit of Party B) shall pay to Party A the Fixed Rate Payer Upfront Payment and the payments due on the same date under confirmation Ref No. 6705695 (each between Party A and Party B) is reflected in the net amount of $2,080,000 payable to Lehman Brothers Holdings Inc. (for the benefit of Party B) by Party A under this Confirmation.

Fixed Amount Payment Dates:	On or prior to June 29, 2007, subject to adjustment in accordance with the Following Business Day Convention.
Floating Amounts:
Floating Rate Payer:	Party A
Floating Rate:	The greater of (a) 0% and (b) USD-LIBOR-BBA with a Designated Maturity of one month minus the Strike Rate (as set forth in Schedule A).
Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on July 25, 2008 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.

ABN Amro Bank N.V. OTC Derivative Operations 199 Bishopsgate, London EC2M 3XW United Kingdom Tel:+44 20 7678 8000 Fax:+44 20 7857 9428/30

	Floating Rate Option:	USD-LIBOR-BBA
	Designated Maturity:	One month
	Spread:	None
	Floating Rate Day Count Fraction:	Actual/360
	Reset Dates:	The first day of each Calculation Period.
	Compounding:	Inapplicable
Business Days:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office is located or (2) the States of New York, Colorado or Illinois are closed.

2.	Procedural Terms:
	Calculation Agent:	Party A
	Offices:	The Office of Party A for this Cap Transaction is London.
Account Details:
	Payments to Party A:	ABN AMRO Bank N.V., New York, ABNAUS33 CHIPS 007535 ABA No. 026009580 A/C Name: ABN Amro Bank N.V., London A/C No. 661001036741 Ref. DCM
	Payments to Party B:	LaSalle Bank, N.A. ABA# 071-000-505 LaSalle CHGO/CTR/BNF:/LASALLE TRUST A/C# 724855.3

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to ABN AMRO Bank N.V. to the attention of Derivatives Documentation Unit:

Fax Number               :0044 207 8579428/9430
Telephone Number  :0044 207 6783311/3196

ABN AMRO BANK N.V., LONDON BRANCH

By: /s/ Robert Furlong
Authorized Signatory

By: /s/ Stuart Ware-Lane
Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

LASALLE BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST, LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-10H

By:  /s/ Susan L. Feld
Name: Susan L. Feld
Title: Vice President

ABN Amro Bank N.V. OTC Derivative Operations 199 Bishopsgate, London EC2M 3XW United Kingdom Tel:+44 20 7678 8000 Fax:+44 20 7857 9428/30

SCHEDULE A to the Confirmation dated as of June 29, 2007,
Re: Reference Number 6705480

Amortization Schedule, *subject to adjustment in accordance with the Following Business Day Convention

ABN Amro Bank N.V. OTC Derivative Operations 199 Bishopsgate, London EC2M 3XW United Kingdom Tel:+44 20 7678 8000 Fax:+44 20 7857 9428/30

Calculation Period in respect of the Payment Date scheduled to occur on*:	Notional Amount (USD)	Fixed Rate (%)
7/25/2008	32,609,513	6.500
8/25/2008	33,514,794	6.500
9/25/2008	33,973,385	6.500
10/27/2008	34,223,017	6.500
11/25/2008	34,277,999	6.500
12/26/2008	34,151,875	6.500
1/26/2009	33,857,469	6.500
2/25/2009	33,406,911	6.500
3/25/2009	32,858,098	6.500
4/27/2009	32,127,088	6.500
5/26/2009	31,272,592	6.500
6/25/2009	30,481,701	6.500
7/27/2009	67,099,537	6.500
8/25/2009	65,716,353	6.500
9/25/2009	64,187,479	6.500
10/26/2009	62,526,278	6.500
11/25/2009	60,745,276	6.500
12/28/2009	58,856,212	6.500
1/25/2010	56,870,081	6.500
2/25/2010	54,797,172	6.500
3/25/2010	52,647,111	6.500
4/26/2010	50,428,897	6.500
5/25/2010	48,167,669	6.500
6/25/2010	46,039,420	6.500
7/26/2010	43,896,565	6.500
8/25/2010	49,169,390	6.500
9/27/2010	54,185,256	6.500
10/25/2010	58,956,680	6.500
11/26/2010	63,495,569	6.500
12/27/2010	64,824,953	6.500
1/25/2011	63,651,534	6.500
2/25/2011	62,464,833	6.500
3/25/2011	61,267,993	6.500
4/25/2011	60,063,914	6.500
5/25/2011	58,855,272	6.500
6/27/2011	57,644,529	6.500
7/25/2011	56,433,947	6.500
8/25/2011	55,225,605	6.500
9/26/2011	54,021,402	6.500
10/25/2011	52,823,077	6.500
11/25/2011	51,632,214	6.500
12/27/2011	50,294,296	6.500
1/25/2012	49,045,379	6.500
2/27/2012	47,849,375	6.500
3/26/2012	46,599,027	6.500
4/25/2012	45,458,450	6.500
5/25/2012	33,360,584	6.500
6/25/2012	18,152,789	6.500

EXECUTION

(Multicurrency - Cross Border)
ISDA®
International Swaps and Derivatives Association, Inc.

MASTER AGREEMENT

dated as of June 29, 2007

ABN AMRO BANK N.V.	and
LASALLE BANK NATIONAL ASSOCIATION,
NOT IN ITS INDIVIDUAL CAPACITY, BUT
SOLELY AS TRUSTEE ON BEHALF OF THE
SUPPLEMENTAL INTEREST TRUST,
LEHMAN XS TRUST MORTGAGE PASS-
THROUGH CERTIFICATES,
SERIES 2007-10H

have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:

1.	Interpretation

(a)	Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b)
Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c)
Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

2.	Obligations

(a)	General Conditions.

(i)	Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii)
Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii)
Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of

(i) the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(a) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(b) Netting. If on any date amounts would otherwise be payable:—

(i)	in the same currency; and

(ii)	in respect of the same Transaction,

by each party to the other, then, on such date, each party’s obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(c) Deduction or Withholding for Tax.

(i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party (“X”) will:—

(1) promptly notify the other party (“Y”) of such requirement;

(2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

(3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

(4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:—

(A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

(B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

(ii) Liability. If: —

(1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

(2) X does not so deduct or withhold; and

(3) a liability resulting from such Tax is assessed directly against X,

then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(d) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

2.	Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:—

(a)	Basic Representations.

(i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

(ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

3.	Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:—

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:—

(i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii) any other documents specified in the Schedule or any Confirmation; and

(iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located (“Stamp Tax Jurisdiction”) and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party’s execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

4.	Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an “Event of Default”) with respect to such party:—

(i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

(iii) Credit Support Default.

(1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

(2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

(3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

(iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

(vi) Cross Default. If “Cross Default” is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

(vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: —

(1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding- up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: —

(1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

(2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:—

(i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): —

(1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

(2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

(ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii) Tax Event Upon Merger. The party (the “Burdened Party”) on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv) Credit Event Upon Merger. If “Credit Event Upon Merger” is specified in the Schedule as applying to the party, such party (“X”), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

(v) Additional Termination Event. If any “Additional Termination Event” is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c)
Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

5.	Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the “Defaulting Party”) has occurred and is then continuing, the other party (the “Non-defaulting Party”) may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, “Automatic Early Termination” is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)	Right to Terminate Following Termination Event.

(i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

(ii) Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

(iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

(iv) Right to Terminate. If: —

(1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

(2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)	Effect of Designation.

(i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

(ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)	Calculations.

(i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

(ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e)
Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties’ election in the Schedule of a payment measure, either “Market Quotation” or “Loss”, and a payment method, either the “First Method” or the “Second Method”. If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that “Market Quotation” or the “Second Method”, as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

(i)	Events of Default. If the Early Termination Date results from an Event of Default: —

(1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

(2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non- defaulting Party’s Loss in respect of this Agreement.

(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party’s Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii)	Termination Events. If the Early Termination Date results from a Termination Event: —

(1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

(2) Two Affected Parties. If there are two Affected Parties: —

(A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount (“X”) and the Settlement Amount of the party with the lower Settlement Amount (“Y”) and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

(B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss (“X”) and the Loss of the party with the lower Loss (“Y”).

If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because “Automatic Early Termination” applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

6.	Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: —

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

7.	Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the “Contractual Currency”). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term “rate of exchange” includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

8.	Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) Counterparts and Confirmations.

(i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

(ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall he entered into as soon as practicable and may he executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

9.	Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

10.	Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

11.	Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:—

(i) if in writing and delivered in person or by courier, on the date it is delivered;

(ii) if sent by telex, on the date the recipient’s answerback is received;

(iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine);

(iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

(v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

12.	Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement (“Proceedings”), each party irrevocably:—

(i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non- exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

(ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re- enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party’s Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

13.	Definitions

As used in this Agreement:—

“Additional Termination Event” has the meaning specified in Section 5(b).

“Affected Party” has the meaning specified in Section 5(b).

“Affected Transactions” means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

“Affiliate” means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the entity or person.

“Applicable Rate” means:—

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

“Burdened Party” has the meaning specified in Section 5(b).

“Change in Tax Law” means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

“consent” includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

“Credit Event Upon Merger” has the meaning specified in Section 5(b).

“Credit Support Document” means any agreement or instrument that is specified as such in this Agreement.

“Credit Support Provider” has the meaning specified in the Schedule.

“Default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

“Defaulting Party” has the meaning specified in Section 6(a).

“Early Termination Date” means the date determined in accordance with Section 6(a) or 6(b)(iv).

“Event of Default” has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

“Illegality” has the meaning specified in Section 5(b).

“Indemnifiable Tax” means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

“law” includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and “lawful” and “unlawful” will be construed accordingly.

“Local Business Day” means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

“Loss” means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party’s legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

“Market Quotation” means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

“Non-default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

“Non-defaulting Party” has the meaning specified in Section 6(a).

“Office” means a branch or office of a party, which may be such party’s head or home office.

“Potential Event of Default” means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Reference Market-makers” means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

“Relevant Jurisdiction” means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

“Scheduled Payment Date” means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

“Set-off” means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

“Settlement Amount” means, with respect to a party and any Early Termination Date, the sum of: —

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

“Specified Entity” has the meanings specified in the Schedule.

“Specified Indebtedness” means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

“Specified Transaction” means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross- currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

“Stamp Tax” means any stamp, registration, documentation or similar tax.

“Tax” means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

“Tax Event” has the meaning specified in Section 5(b).

“Tax Event Upon Merger” has the meaning specified in Section 5(b).

“Terminated Transactions” means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if “Automatic Early Termination” applies, immediately before that Early Termination Date).

“Termination Currency” has the meaning specified in the Schedule.

“Termination Currency Equivalent” means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the “Other Currency”), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a. m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

“Termination Event” means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

“Termination Rate” means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

“Unpaid Amounts” owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

ABN AMRO BANK N.V.
LASALLE BANK NATIONAL ASSOCIATION,
NOT IN ITS INDIVIDUAL CAPACITY, BUT
SOLELY AS TRUSTEE ON BEHALF OF THE
SUPPLEMENTAL INTEREST TRUST,
LEHMAN XS TRUST MORTGAGE PASS-
THROUGH CERTIFICATES, SERIES 2007-10H

(Name of Party)	(Name of Party)

/s/ Frederick P. Engler	/s/ Susan L. Feld
Name: Frederick P. Engler	Name: Susan L. Feld
Title: Regional Manager Documentation North America	Title: Vice President
Date: June 29, 2007	Date: June 29, 2007

/s/ Christopher Fain
Name: Christopher Fain
Title: Vice President
Date: June 29, 2007

Rate Swap Schedule

SCHEDULE
to the
Master Agreement

dated as of June 29, 2007

between

ABN AMRO BANK N.V.	and
LASALLE BANK NATIONAL ASSOCIATION,
NOT IN ITS INDIVIDUAL CAPACITY, BUT
SOLELY AS TRUSTEE ON BEHALF OF THE
SUPPLEMENTAL INTEREST TRUST,
LEHMAN XS TRUST MORTGAGE PASS-
THROUGH CERTIFICATES,
SERIES 2007-10H

_______________________________________ (“Party A”)		_________________________________________ (“Party B”)

Part 1

Termination Provisions.

(a)	“Specified Entity” means in relation to Party A for the purpose of:

Section 5(a)(v), Not applicable
Section 5(a)(vi), Not applicable
Section 5(a)(vii), Not applicable
Section 5(b)(iv), Not applicable

and in relation to Party B for the purpose of:

Section 5(a)(v), Not applicable
Section 5(a)(vi), Not applicable
Section 5(a)(vii), Not applicable
Section 5(b)(iv), Not applicable

(b)	“Specified Transaction” will not apply to Party A or to Party B.

(c)	Certain Events of Default. The following Events of Default will apply to the parties as specified below, and the definition of “Event of Default” in Section 14 is deemed to be modified accordingly:

Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party A and Party B; provided, however, that Section 5(a)(i) is hereby amended by replacing the word “third” with the word “first.”

Section 5(a)(ii) (Breach of Agreement) will apply to Party A and will not apply to Party B; except that Section 5(a)(ii) will not apply to Party A with respect to Party A’s failure to comply with Part 5(b)(ii) or Part 5(b)(iii) herein.

Section 5(a)(iii) (Credit Support Default) will apply to Party A and will not apply to Party B; except that Section 5(a)(iii)(1) will apply in respect of Party B’s obligations under Paragraph 3(b) of any Credit Support Document.

Section 5(a)(iv) (Misrepresentation) will apply to Party A and will not apply to Party B.

Section 5(a)(v) (Default under Specified Transaction) will not apply to Party A or Party B.

Section 5(a)(vi) (Cross Default) will not apply to Party B and will apply to Party A with a Threshold Amount equal to three percent of its total shareholders equity as specified from time to time in the most recent Annual Report of ABN AMRO Holding N.V. containing consolidated financial statements, prepared in accordance with accounting principles that are generally accepted for institutions of its type in the jurisdiction of its organization and certified by independent public accountants, or its equivalent in any other currency.

“Relevant Entity” means Party A and any guarantor under an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

Section 5(a)(vii) (Bankruptcy) will apply to Party A and Party B; provided that clauses (2), (7) and (9) thereof shall not apply to Party B; provided further that clause (4) thereof shall not apply to Party B with respect to proceedings or petitions instituted or presented by Party A or any Affiliate of Party A; provided further that clause (6) shall not apply to Party B to the extent that it refers to (i) any appointment that is contemplated or effected by the Trust Agreement (as defined below) or (ii) any appointment to which Party B has not become subject; and provided further that clause (8) shall not apply to Party B to the extent that clause (8) relates to clauses (2), (4), (6) and (7) (except to the extent that such provisions are not disapplied to Party B).

Section 5(a)(viii) (Merger without Assumption) will apply to Party A and Party B.

Notwithstanding Sections 5(a)(i) and 5(a)(iii) of this Agreement, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Document shall not be an Event of Default unless (A) (i) the Moody’s Second Rating Trigger Requirements apply and at least 30 Local Business Days have elapsed since the last time the Moody’s Second Rating Trigger Requirements did not apply and (ii) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A, (B) (i) a Ratings Event has occurred and is continuing and at least 30 calendar days have elapsed since the date a Ratings Event occurred and (ii) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A, or (C) (i) the S&P Rating Second Trigger Requirements apply and at least 10 local Business Days have elapsed since the last time the S&P Rating Second Trigger Requirements did not apply and (ii) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(d)	Termination Events. The following Termination Events will apply to the parties as specified below:

Section 5(b)(i) (Illegality) will apply to Party A and Party B.

Section 5(b)(ii) (Tax Event) will apply to Party A and Party B; provided that Section 5(b)(ii) shall be amended by deleting the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y).”

Section 5(b)(iii) (Tax Event upon Merger) will apply to Party A and Party B; provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

Section 5(b)(iv) (Credit Event upon Merger) will not apply to Party A or Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a) of this Agreement will not apply to Party A or Party B.

(f)	The “Transfer to Avoid Termination Event” provision of Section 6(b)(ii) shall be amended by deleting the words “or if a Tax Event upon Merger occurs and the Burdened Party is the Affected Party.”

(g)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)	Market Quotation will apply.

(ii)	The Second Method will apply.

(h)	“Termination Currency” means United States Dollars.

(i)
Timing of Party B Termination Payment. If an amount calculated as being due in respect of an Early Termination Date under Section 6(e) of this Agreement is an amount to be paid by Party B to Party A then, notwithstanding the provisions of Section 6(d)(ii) of this Agreement, such amount will be payable on the Business Day immediately preceding the first Distribution Date (except for any Swap Termination Payment due to a Swap Counterparty Trigger Event owed to the Swap Counterparty pursuant to the Group 1 Swap Agreement, which shall be payable on the first Distribution Date) following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii); provided that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, then the payment will be payable on the date determined in accordance with Section 6(d)(ii).

(j)	Additional Termination Events. The following Additional Termination Events will apply, in each case with respect to Party A as the sole Affected Party (unless otherwise provided below):

(i)
Moody’s First Rating Trigger Collateral. Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Document and either (A) the Moody’s Second Rating Trigger Requirements do not apply or (B) less than 30 Local Business Days have elapsed since the last time the Moody’s Second Rating Trigger Requirements (as defined below) did not apply.

(ii)
Moody’s Second Rating Trigger Replacement. (A) The Moody’s Second Rating Trigger Requirements apply and 30 or more Local Business Days have elapsed since the last time the Moody’s Second Rating Trigger Requirements did not apply and (B) (i) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(f)(ii) below and/or (ii) at least one entity with the Moody’s First Trigger Required Ratings and/or the Moody’s Second Trigger Required Ratings has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

The “Moody’s Second Rating Trigger Requirements” applies when no Relevant Entity has credit ratings at least equal to the Moody’s Second Trigger Required Ratings.

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance.

(iii)
S&P Rating Trigger Collateral. (A) The S&P Rating First Trigger Requirements apply and more than 10 Local Business Days have elapsed since the last time the S&P Rating First Trigger Requirements did not apply and (B) Party A fails to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Document.

(iv)	S&P Rating Trigger Replacement. The S&P Rating Second Trigger Requirements apply and 60 or more calendar days have elapsed since the last time the S&P Rating Second Trigger Requirements did not apply.

(v)
Ratings Event. Party A fails to comply with the downgrade provisions as set forth in Part 5(b)(iv), after giving effect to the relevant time frame specified therein, and (i) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(f)(ii) below and/or (ii) at least one entity with the Hedge Counterparty Ratings Requirement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

(k)	The following Additional Termination Events will apply, in each case with respect to Party B as the sole Affected Party (unless otherwise provided below):

(i)
Party B or the Trust Fund (as defined in the Trust Agreement, dated as of June 1, 2007, among Structured Asset Securities Corporation, a Delaware corporation, as depositor, Aurora Loan Services LLC, as master servicer, and LaSalle Bank National Association, as trustee (the “Trustee”), (the “Trust Agreement”)) is terminated.

(ii)
The Trust Agreement is amended or modified without the prior written consent of Party A where such consent is required under the terms of the Trust Agreement, or such amendment or modification has a materially adverse effect on Party A; provided, however, that it shall not be an Additional Termination Event where such amendment or modification involves the appointment of any successor trustee, master servicer or servicer pursuant to the terms of the Trust Agreement.

(iii)	The Class Principal Amounts of the rated Certificates are reduced to zero.

(iv)
Notice of the Master Servicer’s intention to exercise its option to purchase the Mortgage Loans pursuant to Section 7.01 of the Trust Agreement is given by the Trustee to Certificateholders pursuant to Section 7.02 of the Trust Agreement, provided that the Early Termination Date may not be earlier than the date on which the Certificates are redeemed pursuant to Section 7.02 of the Trust Agreement.

Notwithstanding anything in Section 6 of this Agreement to the contrary, any amounts due as result of the occurrence of an Additional Termination Event described in Part 1(k)(i) and Part 1(k)(iv) of this Schedule may be calculated prior to the Early Termination Date and shall be payable on the Early Termination Date.

Part 2

Representations.

(a)	Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will make the following representations: None.

(b)
Gross Up. Section 2(d)(i)(4) shall not apply to Party B as X, and Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

(c)	Indemnifiable Tax. The definition of “Indemnifiable Tax” in Section 14 is deleted in its entirety and replaced with the following:

“Indemnifiable Tax” means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

(d)	Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below, if any:

(i)	Party A makes the following representation(s):

(1)	It is a resident of The Netherlands for the purpose of the application of the existing tax treaties between The Netherlands and those countries where offices of Party B are located.

(2)
With respect to its non-U.S. branches, it is fully eligible for the benefits of the “Business Profits” or “Industrial and Commercial Profits” provision, as the case may be, the “Interest” provision or the “Other Income” provision (if any) of the Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the Specified Jurisdiction. With respect to Party A, Specified Treaty means the income tax treaty between the United States and The Netherlands; Specified Jurisdiction means the United States.

(3)
With respect to its U.S. branches, each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the United States.

(ii)	Party B makes the following representation(s):

None.

Part 3

Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a) Tax forms, documents or certificates to be delivered are:—

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
Party A and Party B	Subject to Section 4(a)(iii), any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding on account of any Tax.	(i) promptly upon reasonable demand by Party B and (ii) promptly upon learning that any such Form previously provided by Party A has become obsolete or incorrect.

(b) Other documents to be delivered are:—

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by §3(d) Representation
Party B
Certified copy of the Board of Directors resolution (or equivalent authorizing documentation) which sets forth the authority of each signatory to this Agreement and each Credit Support Document (if any) signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder.
		Concurrently with the execution and delivery of this Agreement.	Yes

Party A and Party B
Incumbency Certificate (or, if available the current authorized signature book or equivalent authorizing documentation) specifying the names, titles, authority and specimen signatures of the persons authorized to execute this Agreement which sets forth the specimen signatures of each signatory to this Agreement, each Confirmation and each Credit Support Document (if any) signing on its behalf.
		Concurrently with the execution and delivery of this Agreement unless previously delivered and still in full force and effect.	Yes

Party A and Party B	An executed copy of the Disclosure Agreement relating to the Preliminary Prospectus Supplement or Free Writing Prospectus, as applicable (each as defined in the Trust Agreement).	On the date of such Preliminary Prospectus Supplement or Free Writing Prospectus, as applicable.	Yes

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by §3(d) Representation
Party A and B	An executed copy of the Disclosure Agreement relating to the Prospectus Supplement (as defined in the Trust Agreement).	On the date of such Prospectus Supplement.	Yes

Party A and B
An opinion of counsel to such party reasonably satisfactory in form and substance to the other party, and, in the case of Party B, opinions of counsel relating to the Trust Agreement and other deal documents reasonably satisfactory in form and substance to Party A.
		Concurrently with the execution and delivery of the Confirmation unless previously delivered and still in full force and effect.	No

Party A	A copy of the guaranty provided by the Credit Support Provider, if applicable.	Concurrently with the execution and delivery of the Confirmation unless previously delivered and still in full force and effect.	Yes

Party A	An opinion of counsel to such party relating to the enforceability of the guaranty reasonably satisfactory in form and substance to Party B, if applicable.	Concurrently with the execution and delivery of the Confirmation unless previously delivered and still in full force and effect.	No

Party B	An executed copy of the Trust Agreement and other deal documents related to this Transaction.	Within 30 days after the date of this Agreement.	No

Party B
Each material amendment, supplement or waiver of the Trust Agreement, as proposed from time to time, or any other amendment or modification of the Trust Agreement that requires the written consent of Party A under the terms of the Trust Agreement.
		Promptly upon learning of any proposed amendment, supplement or waiver.	No

Part 4.

Miscellaneous.

(a)	Addresses for Notices. For the purposes of Section 12(a) of this Agreement:

(i)	Addresses for notices or communications to Party A:

(1)	For all purposes under this Agreement:

ABN AMRO Bank N.V., Chicago Branch
Global Documentation Unit
540 W. Madison Street, 22nd Floor
Chicago, IL 60661

Attention: Treasury Documentation

Telephone: 312-904-5214

Fax: 312-904-0392

(2)	With a copy to the Office through which Party A is acting for the purposes of the relevant Transactions:

ABN AMRO Bank N.V., Amsterdam Head Office
P.O. Box 283
1000 AE Amsterdam
The Netherlands
Attention: Operations Derivatives Markets

Forex Options
Telephone:  31-20-6292654
Telefax:  31-20-6284832

Swaps
Telephone:  31-20-6284448
Telefax:  31-20-6281679

Interest Related Products
Telephone  31-20-3831226
Telefax:  31-20-6282462

Credit Derivatives
Telephone:  31-20-3831230
Telefax:  31-20-3832299

Telex:   16021 Answerback: ABAM NL
Electronic Messaging System Details: Swift ABNA NL 2A

ABN AMRO Bank N.V., Chicago Branch
540 West Madison Avenue, Suite 2132
Chicago, IL 60661
Attention: Treasury Operations
Telefax: 312-855-5852
Telephone: 312-992-5816

Electronic Messaging System Details: ABNA US 33a XXX

ABN AMRO Bank N.V., London Branch
199 Bishopsgate,
London EC2M 3XW,
United Kingdom
Attention:  Fixed Income Derivatives Documentation
Telex: 887366 Answerback: ABNALN G
Telefax: 44 20 7857 9428
Telephone: 44 20 7678 3311

Electronic Messaging System Details: Swift ABNA GB 2L

(ii)	Addresses for notices or communications to Party B:

LaSalle Bank National Association
135 S. LaSalle St., Suite 1511
Chicago, IL 60603
Attention: Global Securities and Trust Services (LXS 2007-10H)
Telephone: 312-904-9387
Facsimile: 312-904-1368

(iii)	With a copy to:

Aurora Loan Services LLC
10350 Park Meadows Drive
Littleton, Colorado 80124
Attention:  Jerald W. Dreyer
Telephone:  (720) 945-3454
Facsimile:  (720) 945-3123

(b)	Process Agent. For the purposes of Section 13(c) of this Agreement:

Party A appoints as its Process Agent: Not applicable

Party B appoints as its Process Agent: Not applicable.

(c)	Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is a Multibranch Party and may act through the following Offices: Amsterdam, Chicago and London.

Party B is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is Party A.

(f)
Credit Support Document. Credit Support Document means the credit support annex entered into between Party A and Party B in relation to this Agreement, and with respect to Party A, any Eligible Guarantee, if applicable.

(g)
Credit Support Provider. Credit Support Provider means in relation to Party A, (1) Party A in its capacity as a party to the Credit Support Document and (2) the guarantor under any Eligible Guarantee, and in relation to Party B, Party B in its capacity as a party to the Credit Support Document.

(h)
Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(i)	Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions (in each case starting from the date of this Agreement).

(j)	“Affiliate” will have the meaning specified in Section 14 of this Agreement, provided that Party B shall be deemed to have no Affiliates.

(k)	Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word “non-”: and (ii) deleting the final paragraph thereof.

(l)
Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(m)
Consent to Recording. Each party consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Agreement or any potential transaction.

(n)
Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be illegal, invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the illegal, invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.

(o)
Single Agreement. Section 1(c) shall be amended by adding the words “, the credit support annex entered into between Party A and Party B in relation to this Agreement” after the words “Master Agreement;” provided, that Section 5(a)(ii) shall not apply to the Credit Support Document.

(p)
Local Business Day. The definition of Local Business Day in Section 14 of this Agreement shall be amended by the addition of the words “or any Credit Support Document” after “Section 2(a)(i)” and the addition of the words “or Credit Support Document” after “Confirmation.”

Part 5.
Other Provisions.

(a)	Definitions.

This Agreement, including each Confirmation and each Swap Transaction, is subject to the 2000 ISDA Definitions, as amended, supplemented, updated, and superseded from time to time (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) and will be governed in all respects by the Definitions (except that references to “Swap Transactions” shall be deemed to be references to “Transactions”). The Definitions are incorporated by reference in, and made part of, this Agreement and each Confirmation as if set forth in full in this Agreement and such Confirmations. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail (and, in the event of any inconsistency between any Confirmation and the Definitions, the Confirmation will control). Any reference in a Confirmation to any Definitions which are amended or supplemented in this Schedule shall be deemed to be a reference to such Definitions as so amended or supplemented, unless the Confirmation states, by specific reference to any such amendment or supplement, that such amendment or supplement will not apply in respect of the Transaction to which such Confirmation relates.

(b)	Downgrade Provisions.

(i)
Moody’s Second Trigger Failure Condition. So long as the Moody’s Second Rating Trigger Requirements apply, Party A shall, at its own expense use commercially reasonable efforts, as soon as reasonably practicable, to either (i) furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that maintains the Moody’s First Trigger Required Ratings and/or the Moody’s Second Trigger Required Ratings or (ii) obtain an Eligible Replacement pursuant to Part 5(f) below that assumes the obligations of Party A under this Agreement (through a novation or other assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty.

(ii)
S&P Trigger Failure Condition. So long as the S&P Rating Second Trigger Requirements apply, Party A shall, at its own expense, use commercially reasonable efforts, as soon as reasonably practicable, to either (i) upon satisfaction of the Rating Agency Condition, furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that maintains the S&P Second Trigger Required Ratings or (ii) obtain an Eligible Replacement pursuant to Part 5(f) below that assumes the obligations of Party A under this Agreement (through a novation or other assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty.

(iii)
Collateralization Event. It shall be a collateralization event (“Collateralization Event”) if the unsecured, long-term senior debt obligations or financial strength ratings of the Relevant Entity are rated below “A” by Fitch, Inc. (“Fitch”). For the avoidance of doubt, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Collateralization Event, this Agreement and each Transaction hereunder shall continue to be a Swap Agreement for purposes of the Trust Agreement. Within 30 calendar days from the date a Collateralization Event has occurred and so long as such Collateralization Event is continuing, Party A shall, at its sole expense, either (i) post collateral in an amount required to be posted pursuant to terms of the Credit Support Document (such amount which is the greater of amounts required to be posted by Moody’s, S&P and Fitch), (ii) upon satisfaction of the Rating Agency Condition (with respect to Fitch), furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Ratings Requirement or (iii) obtain an Eligible Replacement that (x) upon satisfaction of the Rating Agency Condition (with respect to Fitch), assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or (y) having provided prior written notice to Fitch, replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty; provided that such Eligible Replacement, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new Transactions, as applicable, and such assumption or replacement will not lead to a Termination Event or Event of Default occurring under the Agreement or new Transactions, as applicable.

(iv)
Ratings Event. It shall be a ratings event (“Ratings Event”) if at any time after the date hereof, the Relevant Entity shall fail to satisfy the Hedge Counterparty Ratings Threshold. Within 30 calendar days from the date a Ratings Event has occurred and so long as such Ratings Event is continuing, Party A shall, at its sole expense, (i) obtain an Eligible Replacement that (x) upon satisfaction of the Rating Agency Condition (with respect to Fitch), assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or (y) having provided prior written notice to Fitch, replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty; provided that such Eligible Replacement, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new Transactions, as applicable, and such assumption or replacement will not lead to a Termination Event or Event of Default occurring under the Agreement or new Transactions, as applicable, or (ii) upon satisfaction of the Rating Agency Condition (with respect to Fitch), furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Ratings Requirement and (iii) upon the occurrence of a Ratings Event, Party A shall immediately be required to post collateral in an amount required to be posted pursuant to terms of the Credit Support Document (such amount which is the greater of amounts required to be posted by Moody’s, S&P and Fitch).

(v)	Downgrade Definitions.

(A)	“Eligible Counterparty” means, for purposes of the Credit Support Document, a Relevant Entity with the S&P Second Trigger Required Ratings.

(B)
“Eligible Guarantee” means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to withholding for Tax or (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

(C)
“Eligible Replacement” means a Transferee (as defined in Part 5(f)(ii) herein) (i) (A) with the Moody’s First Trigger Required Ratings and/or the Moody’s Second Trigger Required Ratings or (B) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with the Moody’s First Trigger Required Ratings and/or the Moody’s Second Trigger Required Ratings, (ii) with the ratings specified in the definition of Hedge Counterparty Ratings Requirement below and (iii) with the S&P Second Trigger Required Ratings.

(D)	“Financial Institution” means a bank, broker/dealer, structured investment vehicle, insurance company or derivative product company.

(E)	“Ineligible Counterparty” means, for purposes of the Credit Support Document, a Relevant Entity not having the S&P Second Trigger Required Ratings.

(F)
“Hedge Counterparty Ratings Threshold” means either (i) the unsecured, senior debt obligations or financial strength ratings of Party A (or its Credit Support Provider), are rated at least “BBB+” by Fitch or (ii) the unsecured, short-term debt obligations (if any) of Party A , are rated at least “F2” by Fitch. For the avoidance of all doubts, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Ratings Event, this Agreement and each Transaction hereunder shall continue to be a Swap Agreement for purposes of the Trust Agreement.

(G)
“Hedge Counterparty Ratings Requirement” means either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “A” by Fitch or (ii) the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “F1” by Fitch. For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the substitute counterparty (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the substitute counterparty.

(H)	“Moody’s” means Moody's Investors Service, Inc.

(I)
“Moody’s First Trigger Required Ratings” means with respect to an entity, either (i) where the entity is the subject of a Moody’s Short-term Rating, such entity’s Moody’s Short-term Rating is “Prime-1” and the entity’s long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A2” or above by Moody’s or (ii) where the entity is not the subject of a Moody’s Short-term Rating, its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A1” or above by Moody’s.

(J)	“Moody’s Short-term Rating” means a rating assigned by Moody’s under its short-term rating scale in respect of an entity’s short-term, unsecured and unsubordinated debt obligations.

(K)	A “Moody’s Second Trigger Failure Condition” occurs at any time no Relevant Entity maintains the Moody’s Second Trigger Required Ratings.

(L)
“Moody’s Second Trigger Required Ratings” means with respect to an entity (A) either where the entity is the subject of a Moody’s Short-term Rating, such entity’s Moody’s Short-term Rating is “Prime-2” or above and its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A3” or above by Moody’s, and (B) where such entity is not the subject of a Moody’s Short-term Rating, if the entity’s long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A3” or above by Moody’s.

(M)
“Rating Agency Condition” shall mean first receiving prior written confirmation from S&P and Fitch, as applicable, that their then-current ratings of the rated Certificates will not be downgraded or withdrawn by such Rating Agency.

(N)	“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

(O)	“S&P FI Relevant Entity” means a Relevant Entity that meets the definition of Financial Institution herein.

(P)
“S&P First Trigger Required Ratings” means either (i) the unsecured, short-term debt obligations of the Relevant Entity are rated at least “A-1” by S&P or (ii) if the Relevant Entity does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of such entity are rated at least “A+” by S&P.

(Q)	“S&P Non-FI Relevant Entity” means a Relevant Entity that does not meet the definition of Financial Institution herein.

(R)	The “S&P Rating First Trigger Requirements” applies when no Relevant Entity has credit ratings at least equal to the S&P First Trigger Required Ratings.

(S)	The “S&P Rating Second Trigger Requirements” applies when no Relevant Entity has credit ratings at least equal to the S&P Second Trigger Required Ratings.

(T)
“S&P Second Trigger Required Ratings” means (A) with respect to an S&P Non-FI Relevant Entity, either (i) the unsecured, short-term debt obligations of the S&P Non-FI Relevant Entity are rated at least “A-1” by S&P or (ii) if the S&P Non-FI Relevant Entity does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of such entity are rated at least “A+” by S&P or (B) with respect to an S&P FI Relevant Entity, either (i) the unsecured, short-term debt obligations of the S&P FI Relevant Entity are rated at least “A-2” by S&P or (ii) if the S&P FI Relevant Entity does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of such entity are rated at least “BBB+” by S&P.

(U)	An “S&P Trigger Failure Condition” occurs at any time no Relevant Entity maintains the S&P Second Trigger Required Ratings.

(c)	Additional Representations.

Section 3(a) of this Agreement is hereby amended to include the following additional representations after paragraph 3(a)(v):

(i)	Eligible Contract Participant. It is an “eligible contract participant” as defined in the U.S. Commodity Exchange Act.

(ii)	Individual Negotiation. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

(iii)
Relationship between Party A and Party B. Each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

(A)
Principal. Party A is acting as principal and not as agent when entering into this Agreement and each Transaction. Party B is acting not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-10H.

(B)
Non-Reliance. Party A is acting for its own account and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. Party B is acting not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-10H. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(C)
Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

(D)	Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

(d)	Section 4 is hereby amended by adding the following new agreement:

Actions Affecting Representations. Party B agrees not to take any action during the term of this Agreement or any Transaction hereunder that renders or could render any of the representations and warranties in this Agreement untrue, incorrect, or incomplete, and if any event or condition occurs that renders or could render any such representation untrue, incorrect, or incomplete, Party B will immediately give written notice thereof to Party A.

(e)
Section 1(c). For purposes of Section 1(c) of the Agreement, (a) the Transaction evidenced by Confirmation with Reference ID: 6705695, dated June 27, 2007, between Party A and Party B, as amended from time to time and (b) the Transaction evidenced by Confirmation with Reference ID: 6705480, dated June 27, 2007, between Party A and Party B, as amended from time to time, which together shall be the only Transactions under the Agreement.

(f)	Transfer.

(i)
Section 7 of this Agreement shall not apply to Party A and, subject to Section 6(b)(ii) (provided that to the extent Party A makes a transfer pursuant to Section 6(b)(ii) it will provide a prior written notice to the Rating Agencies of such transfer) and Part 5(f)(ii) below, Party A may not transfer (whether by way of security or otherwise) any interest or obligation in or under this Agreement without first satisfying the Rating Agency Condition and without the prior written consent of Party B, except that Party A may make such transfer pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to another entity.

(ii)
Subject to Part 5(o) below, Party A may (at its own cost and using commercially reasonable efforts) transfer all or substantially all of its rights and obligations with respect to this Agreement to any other entity (a “Transferee”) that is an Eligible Replacement through a novation or other assignment and assumption agreement or similar agreement in form and substance reasonably satisfactory to Party B; provided that (A) Party B shall determine in its sole discretion, using commercially reasonable efforts, whether or not a transfer relates to all or substantially all of Party A’s rights and obligations under this Agreement, (B) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax, (C) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer and (D) Party A receives confirmation from each Rating Agency (other than Moody’s) that transfer to the Transferee does not violate the Rating Agency Condition. Following such transfer, all references to Party A shall be deemed to be references to the Transferee.

(iii)
If an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(f)(ii) above, Party B shall (at Party A’s cost) at Party A’s written request, take any reasonable steps required to be taken by it to effect such transfer.

(iv)
Except as specified otherwise in the documentation evidencing a transfer, a transfer of all the obligations of Party A made in compliance with this Part 5(f) will constitute an acceptance and assumption of such obligations (and any related interests so transferred) by the Transferee, a novation of the transferee in place of Party A with respect to such obligations (and any related interests so transferred), and a release and discharge by Party B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

(g)
Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by LaSalle Bank National Association not individually or personally but solely as trustee of the Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-10H, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-10H is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-10H, (iii) nothing herein contained shall be construed as creating any liability on the part of LaSalle Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-10H under this Agreement.

(h)
Proceedings. Without impairing any right afforded to it under the Trust Agreement as a third party beneficiary, Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against the Lehman XS Trust 2007-10H Trust Fund any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day following indefeasible payment in full of the Certificates. Nothing shall preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against Party B or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding.

(i)	[Reserved]

(j)
Change of Account. Section 2(b) of this Agreement is hereby amended by the addition of the words “to another account in the same legal and tax jurisdiction as the original account” following the word “delivery” in the first line thereof.

(k)	Trust Agreement.

(i)	Capitalized terms used in this Agreement that are not defined herein and are defined in the Trust Agreement shall have the respective meanings assigned to them in the Trust Agreement.

(ii)	Party B will provide at least ten days’ prior written notice to Party A of any proposed amendment or modification to the Trust Agreement.

(l)	No Set-off.

(i)
All payments under this Agreement shall be made without set-off or counterclaim, except as expressly provided for in Section 2(c), Section 6 or Part 5(q)(vi) below and paragraphs 8(a) and 8(b) of the Credit Support Document.

(ii)
Section 6(e) shall be amended by the deletion of the following sentence: “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”

(m)
Notice of Certain Events or Circumstances. Each party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other party notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination Event); provided that failure to provide notice of such event or condition pursuant to this Part 5(m) shall not constitute an Event of Default or a Termination Event. Each party agrees to provide to the other party any other notice reasonably expected to be provided to facilitate compliance with the terms of this Agreement and the Credit Support Document.

(n)
Regarding Party A. Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for: (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) other than as provided in the Disclosure Agreements, the preparation of or passing on the disclosure and other information contained in any offering circular or offering document for the Certificates, the Trust Agreement, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement or the Disclosure Agreements; or (vii) any other aspect of Party B’s existence.

(o)
Amendments. This Agreement will not be amended unless the Rating Agency Condition is satisfied. Notwithstanding any other provision of this Agreement, this Agreement shall not be amended, no Early Termination Date shall be effectively designated by Party B, and no transfer of any rights or obligations under this Agreement shall be made unless each Rating Agency has been given prior written notice of such amendment, designation or transfer.

(p)
Non-Petition and Limited Recourse. The liability of Party B under this Agreement is limited in recourse to the assets of the Trust Fund, and to distributions of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Trust Agreement. Upon application of and exhaustion of all of the assets of the Trust Fund (and proceeds thereof) in accordance with the Trust Agreement, Party A shall not be entitled to take any further steps against Party B to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished. Notwithstanding the foregoing or anything herein to the contrary, Party A shall not be precluded from declaring an Event of Default or from exercising any other right or remedy as set forth in this Agreement or the Trust Agreement.

(q)
Calculations. Notwithstanding Section 6 of this Agreement, so long as Party A is (A) the sole Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or (B) the Defaulting Party in respect of any Event of Default, paragraphs (i) to (vi) below shall apply:

(i)	The definition of “Market Quotation” shall be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

(ii)	The definition of“Settlement Amount” shall be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to the Termination Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by Party B so as to become legally binding; provided that:

(A)
If, on the day falling ten Local Business Days after the day on which the Early Termination Date is designated or such later day as Party B may specify in writing to Party A (but in either case no later than the Early Termination Date) (such day the “Latest Settlement Amount Determination Day”), no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest negative number shall equal the largest absolute value such that, for example, negative 3 shall be lower than negative 2); or

(B)
If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B’s Loss (whether positive or negative and without reference to any Unpaid amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(iii)
For the purpose of clause (4) of the definition of Market Quotation, Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions); provided, however, that notwithstanding the provisions of this Part 5(q), nothing in this Agreement shall preclude Party A from obtaining Market Quotations.

(iv)
At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations.

(v)	If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

(vi)	If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under (1).

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date specified on the first page hereof.

ABN AMRO BANK N.V.
LASALLE BANK NATIONAL ASSOCIATION,
NOT IN ITS INDIVIDUAL CAPACITY, BUT
SOLELY AS TRUSTEE ON BEHALF OF THE
SUPPLEMENTAL INTEREST TRUST,
LEHMAN XS TRUST MORTGAGE PASS-
THROUGH CERTIFICATES, SERIES 2007-10H

(Name of Party)	(Name of Party)

/s/ Frederick P. Engler	/s/ Susan L. Feld
Name: Frederick P. Engler	Name: Susan L. Feld
Title: Regional Manager Documentation North America	Title: Vice President
Date: June 29, 2007	Date: June 29, 2007

/s/ Christopher Fain
Name: Christopher Fain
Title: Vice President
Date: June 29, 2007

(Bilateral Form)	(ISDA Agreements Subject to New York Law Only)
ISDA®
International Swaps and Derivatives Association, Inc.

CREDIT SUPPORT ANNEX
to the Schedule to the Master Agreement

dated as of June 29, 2007

between
ABN AMRO BANK N.V.	and
LASALLE BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST, LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-10H

(“Party A”)		(“Party B”)

Paragraph 13. Elections and Variables

(a)	Security Interest for “Obligations”.

The term “Obligations” as used in this Annex includes the following additional obligations: None.

(b)	Credit Support Obligations.

(i)	Delivery Amount, Return Amount and Credit Support Amount.

(A) “Delivery Amount” has the meaning specified in Paragraph 3(a), except that the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” shall be deleted and replaced by the words “on each Valuation Date;” provided, that the Delivery Amount shall be calculated, with respect to collateral posting required by each Rating Agency, by using (i) such Rating Agency’s Valuation Percentages as provided below to determine Value and (ii) the Credit Support Amount related to such Rating Agency. The Delivery Amount shall be the greatest of such calculated amounts.

(B) “Return Amount” has the meaning specified in Paragraph 3(b); provided, that the Return Amount shall be calculated, with respect to collateral posting required by each Rating Agency, by using (i) such Rating Agency’s Valuation Percentages as provided below to determine Value and (ii) the Credit Support Amount related to such Rating Agency. The Return Amount shall be the least of such calculated amounts.

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(C) “Credit Support Amount” has the meaning specified in Paragraph 13(j)(iv).

(ii) Eligible Credit Support. The following Valuation Percentages1 shall apply to Eligible Collateral with respect to Party A; provided, however, that all Eligible Collateral shall be denominated in United States Dollars.

Collateral	S&P Valuation Percentage for Eligible Counterparties	S&P Valuation Percentage for Ineligible Counterparties	Fitch Valuation Percentage	Moody’s First Trigger Valuation Percentage	Moody’s Second Trigger Valuation Percentage
Cash	100%	80%	100%	100%	100%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of not more than one year	98.0%	78.4%	97.5%	100%	100%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of not more than five years	98.0%	78.4%	91.5%	100%	97%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than one year but not more than ten years	92.6%	74.1%	86.3%	100%	94%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of greater than or equal to five years but less than or equal to ten years	92.6%	74.1%	86.3%	100%	94%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than ten years	84.6%	67.7%	79%	100%	87%
Fixed-rate U.S. Agency Debentures having a remaining maturity on such date of not more than one year	98.0%	78.4%	(2)	100%	99%
Fixed-rate and floating-rate U.S. Agency Debentures having a remaining maturity on such date of not more than five years	98.0%	78.4%	(3)	100%	96%
Fixed-rate U.S. Agency Debentures having a remaining maturity on such date of more than one year but not more than ten years	92.6%	74.1%	(4)	100%	93%
_____________________
1 With respect to collateral types not listed below, such assets will be subject to review by each of S&P, Fitch and Moody’s.
2 Subject to review by Fitch.
3 Subject to review by Fitch.
4 Subject to review by Fitch.

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Fixed-rate and floating-rate U.S. Agency Debentures having a remaining maturity on such date of greater than or equal to five years but less than or equal to ten years	92.6%	74.1%	(5)	100%	93%
Fixed-rate U.S. Agency Debentures having a remaining maturity on such date of more than ten years	77.9%	62.3%	(6)	100%	86%
_____________________________
5 Subject to review by Fitch.
6 Subject to review by Fitch.

(iii)	Thresholds.

(A)	“Independent Amount” means with respect to Party A: Zero

“Independent Amount” means with respect to Party B: Zero

(B)
“Threshold” means with respect to Party A: infinity; provided that the Threshold with respect to Party A shall be zero for so long as, with respect to Moody’s and Fitch, no Relevant Entity has the Moody’s First Trigger Required Ratings or a Collateralization Event is occurring, respectively, and with respect to S&P, no Relevant Entity has the S&P First Trigger Required Ratings, and (i) no Relevant Entity has had the Moody’s First Trigger Required Ratings since this Annex was executed, or (ii) at least 30 Local Business Days have elapsed since the last time a Relevant Entity had the Moody’s First Trigger Required Ratings, or (iii) no Relevant Entity has met the Hedge Counterparty Ratings Requirement since this Annex was executed, or (iv) at least 30 calendar days have elapsed since the last time a Collateralization Event occurred, or (v) a Ratings Event is occurring, or (vi) no Relevant Entity has had the S&P First Trigger Required Ratings since this Annex was executed or (vii) at least 10 Local Business Days have elapsed since the last time the Relevant Entity has had the S&P First Trigger Required Ratings.

“Threshold” means with respect to Party B: infinity.

(C)
“Minimum Transfer Amount” means with respect to Party A: USD $100,000; provided, however, that if S&P is rating the Certificates and the aggregate Certificate Principal Balances of the rated Certificates falls below $50,000,000, then the Minimum Transfer Amount shall mean USD $50,000.

(D)
“Minimum Transfer Amount” means with respect to Party B: USD $100,000 (or if the Posted Collateral is less than $100,000, the aggregate Value of Posted Collateral); provided, however, that if S&P is rating the Certificates and the aggregate Certificate Principal Balances of the rated Certificates falls below $50,000,000, then the Minimum Transfer Amount shall mean USD $50,000 (or if the Posted Collateral is less than $50,000, the aggregate Value of Posted Collateral).

(E)
Rounding. The Delivery Amount will be rounded up to the nearest integral multiple of USD $10,000; provided, however, that if S&P is rating the Certificates, the Delivery Amount will be rounded up to the nearest integral multiple of $1,000. The Return Amount will be rounded down to the nearest integral multiple of USD $10,000; provided, however, that if S&P is rating the Certificates, the Return Amount will be rounded down to the nearest integral multiple of $1,000.

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(iv) “Exposure” has the meaning specified in Paragraph 12, except that (1) after the word “Agreement” the words “(assuming, for this purpose only, that Part 5(q) of the Schedule is deleted)” shall be inserted and (2) at the end of such definition, the words “with terms substantially the same as those of this Agreement.”

(c)	Valuation and Timing.

(i) “Valuation Agent” means Party A in all circumstances.

(ii) “Valuation Date” means the first Local Business Day in each week.

(iii) “Valuation Time” means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Credit Support Amount will, as far as practicable, be made as of approximately the same time on the same date.

(iv) “Notification Time” means 11:00 a.m., New York time, on a Local Business Day.

The amount of “Value” with respect to Cash in Paragraph 12 shall be the Amount thereof multiplied by the applicable Valuation Percentage.

(d)	Conditions Precedent and Secured Party’s Rights and Remedies. None.

(e)	Substitution.

(i) “Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii) Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)	Dispute Resolution.

(i) “Resolution Time” means 1:00 p.m., New York time on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

(ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Eligible Credit Support or Posted Credit Support as of the relevant Valuation Date or date of Transfer will be calculated as follows:

(A) with respect to any Eligible Credit Support or Posted Credit Support comprising securities (“Securities”) the sum of (a)(x) the last bid price on such date for such Securities on the principal national securities exchange on which such Securities are listed, multiplied by the applicable Valuation Percentage; or (y) where any Securities are not listed on a national securities exchange, the bid price for such Securities quoted as at the close of business on such date by any principal market maker (which shall not be and shall be independent from the Valuation Agent) for such Securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage; or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available, multiplied by the applicable Valuation Percentage; plus (b) the accrued interest where applicable on such Securities (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph 5(c)(ii) or included in the applicable price) as of such date; and

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(B) with respect to any Cash, the face amount thereof multiplied by the applicable Valuation Percentage.

(iii)	Alternative. The provisions of Paragraph 5 will apply.

(g)	Holding and Using Posted Collateral.

(i)	Eligibility to Hold Posted Collateral; Custodians:

A Custodian will be entitled to hold Posted Collateral on behalf of Party B pursuant to Paragraph 6(b); provided that:

(A) Posted Collateral may be held only in the following jurisdiction: United States.

(B) The Custodian for Party B (A) is a commercial bank or trust company which is unaffiliated with Party B and organized under the laws of the United States or state thereof, having assets of at least $500 million and a long term debt or a deposit rating of at least (i) Baa2 from Moody’s and (ii) A-1 from S&P, or is the Trustee, and a short term rating from Fitch of at least “F1” and (B) shall hold all Eligible Credit Support in an Eligible Account segregated from the Swap Account [and the Interest Rate Cap Account], as defined in the related Trust Agreement.

Initially, the Custodian for Cash and Securities for Party B is: The Trustee under the Trust Agreement, or any successor trustee thereto.  If the Custodian is a party other than the Trustee and ceases to meet the requirements set forth in clause (i)(2) above, the Trustee shall replace such Custodian within 60 calendar days from the time such Custodian failed to be so eligible.

(ii) Use of Posted Collateral. The provisions of Paragraph 6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(iii) Notice. If a party or its Custodian fails to meet the criteria for eligibility to hold (or, in the case of a party, to use) Posted Collateral set forth in this Paragraph 13(g), such party shall promptly notify the other party of such ineligibility.

(h)	Distributions and Interest Amount.

(i) Interest Rate. The “Interest Rate” will be the federal funds overnight rate as published by the Board of Governors of the Federal Reserve System in H.15 (519) or its successor publication, or such other rate as the parties may agree from time to time.

(ii) Transfer of Interest Amount. The transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is transferred to the Pledgor pursuant to Paragraph 3(b), in each case to the extent that a Delivery Amount would not be created or increased by that transfer, provided that Party B shall not be obliged to so transfer any Interest Amount unless and until it has earned and received such interest.

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(iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)	Address for Transfers.

Party A: To be notified to Party B by Party A at the time of the request for the transfer.

Party B: To be notified to Party A by Party B upon request by Party A.

(j) Other Provisions.

(i)	Events of Default.

Subclause (iii) shall be deleted from Paragraph 7.

(ii)	Costs of Transfer on Exchange.

Notwithstanding Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in the transfer of Eligible Credit Support either from the Pledgor to the Secured Party or from the Secured Party to the Pledgor.

(iii)	Cumulative Rights.

The rights, powers and remedies of the Secured Party under this Annex shall be in addition to all rights, powers and remedies given to the Secured Party by the Agreement or by virtue of any statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the rights of the Secured Party in the Posted Credit Support created pursuant to this Annex.

(iv)	Ratings Criteria.

“Credit Support Amount” means (a) in respect of S&P, the S&P Credit Support Amount, (b) in respect of Fitch, the Fitch Credit Support Amount, and (c) in respect of Moody’s, the Moody’s First Trigger Credit Support Amount, or the Moody’s Second Trigger Credit Support Amount, as applicable.

With respect to Fitch:

“Fitch Credit Support Amount” means, for any Valuation Date, the excess, if any, of:

(I)	(A)
for any Valuation Date (x) on which a Collateralization Event with respect to Fitch has occurred and been continuing for at least 30 calendar days or (y) on which a Ratings Event with respect to Fitch has occurred and is continuing, an amount equal to the sum of (1) the aggregate Secured Party’s Exposure for such Valuation Date with respect to all Transactions and (2) the aggregate of the products of the Volatility Buffer for each Transaction and the Notional Amount of each Transaction for the Calculation Period of each such Transaction which includes such Valuation Date, or

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(B)	for any other Valuation Date, zero, over

(II)	the Threshold for Party A for such Valuation Date.

“Volatility Buffer” shall mean the percentage set forth in the following table with respect to any Transaction (other than a Transaction identified in the related Confirmation as a Timing Hedge):

	Weighted Average Life (Years)
Notes’ Rating	1	2	3	4	5	6	7	8	9	10	11	12	13	14	>=15
USD Interest Rate Swaps
AA- or Better	0.8	1.7	2.5	3.3	4.0	4.7	5.3	5.9	6.5	7.0	7.5	8.0	8.5	9.0	9.5
A+/A	0.6	1.2	1.8	2.3	2.8	3.3	3.8	4.2	4.6	5.0	5.3	5.7	6.0	6.4	6.7
A-/BBB+	0.5	1.0	1.6	2.0	2.5	2.9	3.3	3.6	4.0	4.3	4.7	5.0	5.3	5.6	5.9
With respect to Moody’s:

“Moody’s First Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)
(A)        for any Valuation Date on which (I) a Moody’s First Trigger Failure Condition has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody’s Second Trigger Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (a) zero and (b) the sum of the Secured Party’s aggregate Exposure for all Transactions and the aggregate of Moody’s Additional Collateralized Amounts for each Transaction.

For the purposes of this definition, the “Moody’s Additional Collateralized Amount” with respect to any Transaction shall mean:

[the lesser of (x) the product of the Moody’s First Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (y) the product of Moody’s First Trigger Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;]7

[the product of the applicable Moody’s First Trigger Factor set forth in Table 1 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;]8 or

(B) for any other Valuation Date, zero, over

(II) the Threshold for Party A such Valuation Date.

“Moody’s First Trigger Failure Condition” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s First Trigger Required Ratings.
_____________________
7 If Moody’s First Trigger Credit Support Amount is calculated using DV01.
8 If Moody’s First Trigger Credit Support Amount is calculated without using DV01.

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“DV01” means, with respect to a Transaction and any date of determination, the sum of the estimated change in the Secured Party’s Exposure with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner. The Valuation Agent shall, upon request of Party B, provide to Party B a statement showing in reasonable detail such calculation.

“Moody’s First Trigger DV01 Multiplier” means 25.

“Moody’s First Trigger Value” means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody’s First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

“Moody’s First Trigger Notional Amount Multiplier” means 4%.

“Moody’s Second Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)
(A)             for any Valuation Date on which it is the case that a Moody’s Second Trigger Failure Condition has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the Next Payments for all Next Payment Dates (c) the sum of the Secured Party’s aggregate Exposure and the aggregate of Moody’s Additional Collateralized Amounts for each Transaction.

For the purposes of this definition, the “Moody’s Additional Collateralized Amount” with respect to any Transaction shall mean:

if such Transaction is not a Transaction-Specific Hedge,

[the lesser of (i) the product of the Moody’s Second Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (ii) the product of the Moody’s Second Trigger Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;]9

[the product of the applicable Moody’s Second Trigger Factor set forth in Table 2 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;]10 or if such Transaction is a Transaction-Specific Hedge,
__________________
9 If Moody’s Second Trigger Credit Support Amount for a fixed schedule swap is calculated using DV01.
10 If Moody’s Second Trigger Credit Support Amount for a fixed schedule swap is calculated without using DV01.

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[the lesser of (i) the product of the Moody’s Second Trigger Transaction-Specific Hedge DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (ii) the product of the Moody’s Second Trigger Transaction-Specific Hedge Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;]11

[the product of the applicable Moody’s Second Trigger Factor set forth in Table 3 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;]12 or

(B) for any other Valuation Date, zero, over

(II) the Threshold for Party A for such Valuation Date.

“Next Payment” means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by Party A under Section 2(a) of the Master Agreement on such Next Payment Date less any payments due to be made by Party B under Section 2(a) of the Master Agreement on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c) of the Master Agreement) and (ii) zero.

“Next Payment Date” means each date on which the next scheduled payment under any Transaction is due to be paid.

“Transaction-Specific Hedge” means any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or an interest rate swap if (x) the notional amount of the interest rate swap is “balance guaranteed” or (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

“Moody’s Second Trigger Failure Condition” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.

“Moody’s Second Trigger DV01 Multiplier” means 60.

“Moody’s Second Trigger Transaction-Specific Hedge DV01 Multiplier” means 75.

“Moody’s Second Trigger Transaction-Specific Hedge Notional Amount Multiplier” means 11%.

“Moody’s Second Trigger Value” means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody’s Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

“Moody’s Second Trigger Notional Amount Multiplier” means 9%.

With respect to S&P:
_________________________
11 If Moody’s Second Trigger Credit Support Amount for a Transaction-Specific Hedge is calculated using DV01.
12 If Moody’s Second Trigger Credit Support Amount for a Transaction-Specific Hedge is calculated without using DV01.

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“S&P Credit Support Amount” means, for any Valuation Date, the excess, if any, of:

(I)	(A)
for any Valuation Date on which (x) an S&P FI Relevant Entity’s senior, unsecured (i) short-term debt obligations are rated “A-2” by S&P or (ii) long-term debt obligations are rated “A,” “A-“ or “BBB+,” if such S&P FI Relevant Entity does not have a senior, unsecured short-term rating from S&P, an amount equal to the aggregate Secured Party’s Exposure for such Valuation Date with respect to all Transactions or (y) the Relevant Entity is an Ineligible Counterparty, an amount equal to the product of 125% times the aggregate Secured Party’s Exposure for such Valuation Date with respect to all Transactions, or

(B)	for any other Valuation Date, zero, over

(II) the Threshold for Party A for such Valuation Date.

“S&P Valuation Percentage” means, with respect to a Valuation Date and each item of Eligible Collateral:

(A)
if the S&P Threshold for such Valuation Date is zero and it is not the case that a S&P Trigger Failure Condition has occurred and been continuing for at least 10 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “S&P Valuation Percentage for Eligible Counterparties,” or

(B)
if an S&P Trigger Failure Condition has occurred and been continuing for at least 10 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “S&P Valuation Percentage for Ineligible Counterparties.”

(v)	Demands and Notices.

All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand, specification or notice:

(A)	shall be given to or made at the following addresses:

If to Party A:

As set forth in Part 4(a) of the Schedule.

If to Party B:

As set forth in Part 4(a) of the Schedule.

or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this subparagraph) to the other party;

(B) shall be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

EXECUTION

Pursuant to the Section 4.03 of the Trust Agreement, the monthly report to Certificateholders shall be made available to Party A in the manner and form specified therein.

(vi)	Agreement as to Single Secured Party and Pledgor

Party A and Party B agree that, notwithstanding anything to the contrary in the first sentence of this Annex, Paragraph 1(b) or Paragraph 2 or the definitions in Paragraph 12, except with respect to Party B’s obligations under Paragraph 3(b), (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder. Party A and Party B further agree that, notwithstanding anything to the contrary in the recital to this Annex or Paragraph 7, this Annex will constitute a Credit Support Document only with respect to Party A.

(vii)	Trustee Capacity.

It is expressly understood and agreed by the parties hereto that (i) this Annex is executed and delivered by the Trustee not individually or personally but solely as supplemental interest trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Annex or any other related documents as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Trust Agreement; unless the Trustee was grossly negligent or acted with wilful misconduct.

[Signature page follows]

EXECUTION

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date specified on the first page hereof.

ABN AMRO BANK N.V.
LASALLE BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE ON BEHALF OF THE
SUPPLEMENTAL INTEREST TRUST,
LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-10H

(Name of Party)	(Name of Party)

/s/ Frederick P. Engler	/s/ Susan L. Feld
Name: Frederick P. Engler	Name: Susan L. Feld
Title: Regional Manager Documentation North America	Title: Vice President
Date: June 29, 2007	Date: June 29, 2007

/s/ Christopher Fain
Name: Christopher Fain
Title: Vice President
Date: June 29, 2007

EXECUTION

Table 1

Moody’s First Trigger Factor

Remaining Weighted Average Life of Hedge in Years	Weekly Collateral Posting
1 or less	0.25%
More than 1 but not more than 2	0.50%
More than 2 but not more than 3	0.70%
More than 3 but not more than 4	1.00%
More than 4 but not more than 5	1.20%
More than 5 but not more than 6	1.40%
More than 6 but not more than 7	1.60%
More than 7 but not more than 8	1.80%
More than 8 but not more than 9	2.00%
More than 9 but not more than 10	2.20%
More than 10 but not more than 11	2.30%
More than 11 but not more than 12	2.50%
More than 12 but not more than 13	2.70%
More than 13 but not more than 14	2.80%
More than 14 but not more than 15	3.00%
More than 15 but not more than 16	3.20%
More than 16 but not more than 17	3.30%
More than 17 but not more than 18	3.50%
More than 18 but not more than 19	3.60%
More than 19 but not more than 20	3.70%
More than 20 but not more than 21	3.90%
More than 21 but not more than 22	4.00%
More than 22 but not more than 23	4.00%
More than 23 but not more than 24	4.00%
More than 24 but not more than 25	4.00%
More than 25 but not more than 26	4.00%
More than 26 but not more than 27	4.00%
More than 27 but not more than 28	4.00%
More than 28 but not more than 29	4.00%
More than 29	4.00%

EXECUTION

Table 2

Moody’s Second Trigger Factor for Interest Rate Swaps with Fixed Notional Amounts

Remaining Weighted Average Life of Hedge in Years	Weekly Collateral Posting
1 or less	0.60%
More than 1 but not more than 2	1.20%
More than 2 but not more than 3	1.70%
More than 3 but not more than 4	2.30%
More than 4 but not more than 5	2.80%
More than 5 but not more than 6	3.30%
More than 6 but not more than 7	3.80%
More than 7 but not more than 8	4.30%
More than 8 but not more than 9	4.80%
More than 9 but not more than 10	5.30%
More than 10 but not more than 11	5.60%
More than 11 but not more than 12	6.00%
More than 12 but not more than 13	6.40%
More than 13 but not more than 14	6.80%
More than 14 but not more than 15	7.20%
More than 15 but not more than 16	7.60%
More than 16 but not more than 17	7.90%
More than 17 but not more than 18	8.30%
More than 18 but not more than 19	8.60%
More than 19 but not more than 20	9.00%
More than 20 but not more than 21	9.00%
More than 21 but not more than 22	9.00%
More than 22 but not more than 23	9.00%
More than 23 but not more than 24	9.00%
More than 24 but not more than 25	9.00%
More than 25 but not more than 26	9.00%
More than 26 but not more than 27	9.00%
More than 27 but not more than 28	9.00%
More than 28 but not more than 29	9.00%
More than 29	9.00%